Exhibit 10.12
JOINDER AGREEMENT

July 1, 2016

Reference is made to the Third Amended and Restated Revolving Credit Agreement dated as of August 15, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among PBF Holding Company LLC, a Delaware limited liability company (“Holdings”), Delaware City Refining Company LLC, a Delaware limited liability company (“Delaware City”), Paulsboro Refining Company LLC (f/k/a Valero Refining Company - New Jersey, a Delaware corporation), a Delaware limited liability company (“Paulsboro”), Toledo Refining Company LLC, a Delaware limited liability company (“Toledo”), Chalmette Refining, L.L.C., a Delaware limited liability company (“Chalmette” and together with Holdings, Delaware City, Paulsboro and Toledo, “Borrowers” and each individually, a “Borrower”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), the Lenders, UBS SECURITIES LLC, as a Co-Documentation Agent (the “UBS Co-Documentation Agent”) and a Co-Syndication Agent (the “UBS Co-Syndication Agent”), UBS SECURITIES LLC, BANK OF AMERICA, N.A., WELLS FARGO BANK, N.A., CITIBANK, N.A., NATIXIS, DEUTSCHE BANK SECURITIES INC., CREDIT AGRICOLE CORPORATE & INVESTMENT BANK and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Joint Lead Arrangers (in such capacities, the “Joint Lead Arrangers”) and Joint Lead Bookmanagers, UBS AG, STAMFORD BRANCH, as, Administrative Agent (in such capacity, the “Agent”), a Co-Collateral Agent and as Swingline Lender (in such capacity, the “Swingline Lender”), BANK OF AMERICA, N.A., as a Co-Collateral Agent and as a Co-Syndication Agent (the “BAML Co-Syndication Agent”), CITIBANK, N.A., as a Co-Syndication Agent (the “Citibank Co-Syndication Agent”, and together with the UBS Co-Syndication Agent and the BAML Co-Syndication Agent, the “Co-Syndication Agents”), WELLS FARGO BANK, N.A., as a Co-Collateral Agent and a Co-Documentation Agent (the “WF Co-Documentation Agent”), DEUTSCHE BANK SECURITIES INC., as a Co-Documentation Agent (the “DB Co-Documentation Agent”), CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Co-Documentation Agent (the “CA Co-Documentation Agent”), and together with the UBS Co-Documentation Agent, the WF Co-Documentation Agent and the DB Co-Documentation Agent, the “Co-Documentation Agents”).

WITNESSETH:

WHEREAS, the Subsidiary Guarantors, Borrowers and Holdings have entered into the Credit Agreement and the Security Agreements in order to induce the Lenders to make the Loans and the Issuing Bank to issue Letters of Credit to or for the benefit of Borrowers;

WHEREAS, pursuant to Section 5.10(b) of the Credit Agreement, each Subsidiary, other than an Excluded Subsidiary or Immaterial Subsidiary, that was not in existence on the date of the Credit Agreement and that is an Eligible Subsidiary, may become a Borrower under the Credit Agreement by executing a Joinder Agreement. The undersigned Subsidiary (the “New Subsidiary”) is executing this joinder agreement (“Joinder Agreement”) to the Credit Agreement in order to induce the Lenders to make additional Revolving Loans and the Issuing Bank to issue Letters of Credit and as consideration for the Loans previously made and Letters of Credit previously issued.

NOW, THEREFORE, the Administrative Agent, Collateral Agent and the New Subsidiaries hereby agree as follows:

1. Borrower. In accordance with Section 5.10(b) of the Credit Agreement, the New Subsidiary by its signature below becomes a Borrower under the Credit Agreement with the same force and effect as if originally named therein as a Borrower.

2. Representations and Warranties. The New Subsidiary hereby (a) agrees to all the terms and provisions of the Credit Agreement applicable to it as a Borrower thereunder and (b) represents and warrants that the representations and warranties made by it as a Borrower thereunder are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof. Each reference to a Subsidiary Guarantor in the Credit Agreement shall be deemed to include each New Subsidiary. The New Subsidiary hereby attaches supplements to each of the schedules to the Credit Agreement applicable to it.

3. Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.

5. No Waiver. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.

6. Notices. All notices, requests and demands to or upon the New Subsidiary, any Agent or any Lender shall be governed by the terms of Section 10.01 of the Credit Agreement.

7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

NEW SUBSIDIARY

Torrance Refining Company LLC

By: _/s/ John E. Luke___________
Name: John E. Luke
Title: Treasurer

Address for Notices:

PBF Holding Company LLC
1 Sylvan Way, 2nd Floor
Parsippany, NJ 07054-3887
Attention: Trecia Canty
Telecopier No.: 973-455-8941
Email: Trecia.Canty@pbfenergy.com

with a copy to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attention: Andres C. Mena, Esq.
Telecopier No.: (212) 446-4900
Email: andres.mena@kirland.com

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:_/s/ Darlene Arias__________
Name: Darlene Arias
Title: Director

By:_/s/ Craig Pearson__________
Name: Craig Pearson
Title: Associate Director

[Schedules pages follow]

APPLICABLE SCHEDULES

Schedule 2.22        Blocked Accounts
Schedule 3.08        Litigation
Schedule 3.18        Environmental Matters

Schedule 2.22
Blocked Accounts

Bank and Account Type	Account No.
N.A.

Schedule 3.08
Litigation

Matter Number	Matter Name	Classification	Law Issue
2015-00022	(MMOAC) Olson, Charles H v Union Carbide Corp., et al	Personal Injury	Toxic Tort- Premises Owner Liability

Matter Number	Matter Name	Classification	Law Issue
2012-001010	(MCAS)(CSHP) Steadman, Raymond; et ux vs Asbestos Corp Ltd; et al.	Personal Injury	Toxic Tort- Premises Liability

Matter Number	Matter Name	Classification	Law Issue
2013-000155	(MCAS) Curran, Richard Wade; (Curran, Richard William); et al vs General Electric Co., et al.	Personal Injury	Toxic Tort-Premises Owner Liability

Matter Number	Matter Name	Classification	Law Issue
2016-000008	(Harold Wardle vs. 3M Company, et al, Los Angeles Superior Court, No. BC605308	Toxic Tort Premises Liablity - Asbestos - Mesothelioma
Plaintiff alleges exposure to asbestos while repairing cooling towers at the Torrance Refinery during the 1966 and 1973 timeframe while employed by Flour. Defenses - Insufficient exposure, weak causation and no liability for independent contractor employees

SCHEDULE 3.18
ENVIRONMENTAL MATTERS

Agency	Environmental/Safety Settlement Agreements, Consent Decrees, and Orders
LARWQCB	Site and Offsite Clean Up and Abatement Orders (no assignment clause in the three issued abatement orders)
DTSC1	Selenium Consent Decree
DIR/CalOSHA	2014 PQV Inspection Settlement Order. Still need to submit proof of abatement for General Citations.
EPAIDOJl	NSR Consent Decree
City of Torrance	MHF/Safety Consent Decree
Agency I Type	Environmental/Safety Claims

EPA	Potential NOV(s) associated with EPA Region IX's June and November 2015 Inspections of the Refinery's Risk Management Program
EPAIDOJ
 Potential NSR Consent Decree Stipulated Penalties based on prior reports and notifications
 Potential stipulated penalties associated with Multi-Media Consent Decree related to failure to meet Water
Conservation SEP Annual Reuse limit in 2014

DTSC	Potential NOV associated with failure to remove Alky Chemical Cleaning hazardous waste if not removed by 8/25/15.

SCHEDULE 3.18
ENVIRONMENTAL MATTERS

Transactional Asset	Project ID	BUS. LINE / ASSET	Regulatory Agency/ Other	Regulatory Case #	CAO/CD	Remediation Type	Remediation Comment	5.13(b)	15.8
Yes	TORRANCE REFINERY	REFINING	LARWQCB/ DOJ/ EPA	MOBIL - TORRANCE REFINERY (SL372452438) RB Case # 0234	CAO - 85-17 CAO - 88-43 CAO - 89-136 CAO - 95-116 DOJ CD Resource Conservation & Recovery Act (RCRA) Corrective Action and Environmental Indicator Program	Active	Active Includes Honeywell offsite LNAPL investigation and remediation and 18-ECP boundary site remediation project (RB Case#905040161) on 190th and Crenshaw.	X	X
Yes	ATWOOD TERMINAL	LOGISTICS-TML	SARWQCB	MOBIL ATWOOD TERMINAL (SLT8R1594080) RB Case # SLT8R159	N/A	Active	Active		X
Yes	VERNON TERMINAL/VERNCA/04011	LOGISTICS-TML	City of Vernon and DTSC	DTSC Case# HAS VCA 15/15-029	N/A	Active - No LARWQCB Agency Case but active case with DTSC for oversight	Active - CtC Program. No regulatory case at VT facility itself. Working with City of Vernon and DTSC on an off-site third party property only. Remove from CtC Program upon transfer of assets/projects.		X
Yes	VERNON METERS STATION	LOGISTICS-TML	City of Vernon	N/A	N/A	Active - No Agency Case	Active - CtC Program. No environmental regulatory agency case. Working directly with City of Vernon to remediate soil and GW impact onsite. Remove from CtC Program upon transfer of assets/projects		X

Yes	M-3 PIPELINE (Idle segment only on Bandini Blvd, Vernon)	LOGISTICS-PL	City of Vernon	N/A	N/A	Active - No Agency Case
Active. No environmental regulatory agency case. Working directly with City of Vernon to delineate and investigate possible soil and GW impact from M-3 idle section of the pipeline after relocation project
X
Yes: Idle betw Vernon & Torrance	M-5 PIPELINE	LOGISTICS-PL	LARWQCB	ExxonMobil Pipeline M-5 (T10000002802)	N/A	Closed - Agency NFA	Regulatory case closed. NFA received. Only future potential work for M-5 abandoned pipeline on S. Main St. between E. Slauson Ave. & E. 59th Pl.		X
Yes: Vernon Meters North	M-107 PIPELINE	LOGISTICS-PL	N/A	N/A	N/A	Inactive	Inactive - on and off working with BNSF & Metro Trans. Authority (MTA) on possible removal of M107 pipeline segment in their ROW (~250') and slurry fill (~2500').		X
Yes: Idle/Abndnd Athens to Vernon	M-6 & M-7 PIPELINE	LOGISTICS-PL	DTSC	N/A	N/A	Closed - Agency NFA	Regulatory case closed. NFA received. Only future potential work for M-6 and M-7 idled pipelines.		X
Yes	SOUTHWEST TERMINAL AREA I	LOGISTICS-TML	LARWQCB	MOBIL SOUTHWEST TERMINAL - BERTHS 238 (SL204701660) RB Case # 0333	CAO - 99-103	Active	Active	X	X
Yes: Active/Idle/Abndnd Torrance to SWT1/Wilmington/GATX	M18 & M19 PIPELINE	LOGISTICS-PL	N/A. Managed by POLA (Property Owner)	N/A	N/A	Closed - No Agency Case			X

Yes	SOUTHWEST TERMINAL AREA II	LOGISTICS-TML	N/A	N/A	N/A	None	No regulatory case or remediation work. Routine regulatory compliance related to operation.	N/A
Yes	EMIDIO PUMP STATION	LOGISTICS-PL	N/A	N/A	N/A	None	No regulatory case or remediation work. Routine regulatory compliance related to operation.	N/A
Yes	ROSE PUMP STATION	LOGISTICS-PL	N/A	N/A	N/A	Active - No Agency Case	Active. No environmental regulatory case. Working with Tejon Ranch for removal of impacted soil to support their redevelopment plans.	X
Yes	GRAPEVINE PUMP STATION	LOGISTICS-PL	N/A	N/A	N/A	None	No regulatory case or remediation work. Routine regulatory compliance related to operation.	N/A
Yes: same as Pump Station Case	GRAPEVINE PIPELINE	LOGISTICS-PL	CVRWQCB	MOBIL GRAPEVINE PUMPING STATION 99-GRV (SLT5FR714638) RB Case# SLT5FR714638	N/A	Active - Agency Case	Active - CTC program. Project is associated with the pipeline but is related to Grapevine Pump Station. Remove from CtC Program upon transfer of assets/projects	X
Yes	LEBEC PUMP STATION	LOGISTICS-PL	N/A	N/A	N/A	None	No regulatory case or remediation work. Routine regulatory compliance related to operation.	N/A
Yes	LEBEC PIPELINE (TEJON RANCH)	LOGISTICS-PL	CVRWQCB	MOBIL M-1 CRUDE OIL PIPELINE (SL205724284) RB Case # SL205724284	N/A	Active - Agency Case	Active - CTC program. Not related to Lebec Pump Station. Idled 8” and M-1 active 12” near 5 Fwy. Remove from CtC Program upon transfer of assets/projects.	X

Yes	NEWHALL PUMP STATION	LOGISTICS-PL	N/A	N/A	N/A	None	No regulatory case or remediation work. Routine regulatory compliance related to operation.	N/A
Yes - M-70 Idle diverges from the M-70 active just south of the Newhall Pump Station and runs east of the active line - RAP posted to Geotracker 3/31/2014: Open case since 2000. Case is identified in Geotracker as: Newhall Land and Farm Co. No ID as pipeline or ExxonMobil or Mobil.
	VALENCIA PIPELINE (NEWHALL LAND FARM)	LOGISTICS-PL	LARWQCB	NEWHALL LAND AND FARM CO (SL2048Y1711) RB Case # 0293	N/A	Active - Agency Case	Active - CTC program. 3 Mobil abandoned/idle pipelines. Remove from CtC Program upon transfer of assets/projects	X
Yes	SATICOY PUMP STATION	LOGISTICS-PL	N/A	N/A	N/A	None	No regulatory case or remediation work. Routine regulatory compliance related to operation.	N/A
Yes	SLAUSON PUMP STATION	LOGISTICS-PL	N/A	N/A	N/A	None	No regulatory case or remediation work. Routine regulatory compliance related to operation.	N/A
Yes: M-70/M-53: Gorman Post Road	GORMAN PIPELINE	LOGISTICS-PL	CVRWQCB	MOBIL PIPELINES M-70 AND M-53 (SL0603714503) RB # 1146	N/A	Active - Agency Case	Active - CTC program. Pipeline related project on a third party gas station. Remove from CtC Program upon transfer of assets/projects.	X
Yes	M-145/M-8 PIPELINE (ALAMEDA & 96TH)	LOGISTICS-PL	LARWQCB	MOBIL M-8 AND M-145 PIPELINES (SL204DF2389) RB Case # 0946	N/A	Active - Agency Case	Active. M-145 active line, M-8 abandoned line.	X

Yes	M-8 PIPELINE FLORENCE AVE (ALAMEDA & FLORENCE)	LOGISTICS-PL	LARWQCB	EXXON/MOBIL PIPELINE CO. LINE M-8 (SL0603783051) RB Case # 1104B	N/A	Active - Agency Case	Active. M-8 abandoned line.	X
Yes: M-145	WATSON-KINDER MORGAN	LOGISTICS-PL	N/A	N/A	N/A	None	No regulatory case or remediation work. Routine regulatory compliance related to operation.	N/A
Yes	G-8/G-10 PIPELINE	LOGISTICS-PL	City of Taft/Property Owner	N/A	N/A	Active - No Agency Case	Active. G-8/G-10 idled lines. Removal of pipeline and any potential remediation of soil if needed for property redevelopment by current owner. Working with the City of Taft.	X